SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



 Date of Report (Date of earliest event reported) August 14, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


  Pennsylvania                   0-10822                   25-1229323
(State of other jurisdiction   (Commission File Number)   (IRS Employer
   of incorporation)                                      Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
       (Address of principal executive offices)                  (Zip Code)


    Registrant's telephone number, including area code (412)429-0673


       _______________________________________________________
     (Former name or former address, if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          The test results of InstantScreenr, a rapid HIV test kit, were presented at the 2001 National HIV
          Prevention Conference in Atlanta on Monday by representatives from Walter Reed Army Institute of Research. BICO, Inc. (OTCBB:BIKO) subsidiary
          Rapid HIV Detection Corp.'s Instant Screen showed a perfect 100% sensitivity and 100% specificity in nearly 600 tests performed at Walter Reed recently.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
           Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  August 14, 2001





       WALTER REED SAYS RAPID HIV TEST 100% ACCURATE


Atlanta, GA - August 14, 2001 - The test results of
InstantScreenr, a rapid HIV test kit, were presented at the 2001 National HIV Prevention Conference in Atlanta on
Monday by representatives from Walter Reed Army Institute of Research.

     BICO, Inc. (OTCBB:BIKO) subsidiary Rapid HIV Detection
Corp.'s InstantScreen showed a perfect 100% sensitivity and 100% specificity in nearly 600 tests performed at Water
Reed recently. The data was presented at the conference by Dr. Nelson T. Michael, Chief - Department of Molecular
Diagnostics and Pathogenesis at Walter Reed. Dr. Bernard
Branson, Medical Epidemiologist for the CDC's National
Center for HIV, STD and TB Prevention, spoke of
InstantScreen in the session `Accuracy of Newer Rapid Tests for HIV Antibody.'

     During the session called `Advances in HIV Testing
Technology: HIV Rapid Testing,' Dr. Michael and Dr. Branson stressed the need for rapid HIV testing as the first step to combat the HIV/AIDS pandemic not only in the United
States but worldwide as well. For further evaluation of the InstantScreen test, the Walter Reed Institute recently purchased an additional 14,000 kits.

     The benefits of InstantScreen are numerous.
InstantScreen is 100% accurate, provides instant results - within 30 seconds or less; is simple to use - requires no special training, extra equipment, or refrigeration, uses only a small amount of finger prick blood; affordable - approximately $10. Rapid Corp. also markets
InstantConfirm, which is an 8-minute confirmation test that for the first time successfully transforms the widely used gold standard Western Blot laboratory test into a rapid format, usable immediately to confirm a positive result.

     Rapid Corp. exhibited the InstantScreen test at the conference and received a very favorable response with strong requests to make the test available domestically.
While InstantScreen goes through the process to obtain approval by the FDA, the test will be marketed for purchase and use in Africa, India, South America, Caribbean and
Asia.

     BICO, Inc. recently obtained the exclusive worldwide marketing rights from the German American Institute for Applied Biological Research (GAIFAR) in Potsdam, Germany, where InstantScreen was developed.

     BICO, Inc. has its corporate offices in Pittsburgh and is involved in the development and manufacture of biomedical devices and environmental solutions. The
Company also has offices in Washington, D.C., as does Pittsburgh-based subsidiary Rapid Detection Corp.


FOR FURTHER INFORMATION, CONTACT:
Investors                 Media
Diane McQuaide            Susan Taylor
1.412.429.0673 phone      1.412.429.0673 phone
1.412.279.9690 fax        1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204 www.bico.com